Exhibit 1.1

[FORM OF UNDERWRITING AND PRICING AGREEMENTS]

EMERSON ELECTRIC CO.

Debt Securities

Underwriting Agreement Standard Provisions

[Date]

From time to time Emerson Electric Co. (the “Company”) proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement or named in the applicable Pricing Agreement (such firm or firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture (the “Indenture”), dated as of December 10, 1998, between the Company and Wells Fargo Bank, National Association (the “Trustee”), as successor to The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York). The Pricing Agreement, including the provisions incorporated therein by reference, is herein referred to as the “Underwriting Agreement.” Unless otherwise defined herein, terms defined in the Pricing Agreement are used herein as therein defined.

1.    Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement Standard Provisions shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the Registration Statement and Prospectus referred to below) the terms of such Designated

Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic or facsimile communications or other electronic communications satisfactory to the parties which produce a record of communications transmitted. The obligations of the Underwriters under the Underwriting Agreement shall be several and not joint.

2.	The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)    An “automatic shelf registration statement” as defined under Rule 405 of the Securities Act of 1933 (together with the rules and regulations of the Commission thereunder, the “Act”) on Form S-3 (No. 333-                ), including a prospectus, in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) in the forms heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained in such registration statement, to each of the other Underwriters and such registration statement in such form became effective upon being filed with the Commission pursuant to Rule 462(e) of the Act, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (such registration statement, including all exhibits thereto but excluding the Statement of Eligibility and Qualification on Form T-1, as amended at each time it became effective being hereinafter called the “Registration Statement”).

(b)    The prospectus referred to in paragraph 2(a) above contained in the Registration Statement as of the execution of this Underwriting Agreement Standard Provisions, is hereinafter called the “Basic Prospectus.” The Basic Prospectus, as amended or supplemented (including by the prospectus supplement specifically relating to the Designated Securities) in the form first used to confirm sales of the Designated Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Act and “Issuer Free Writing Prospectus” has the meaning set forth in Rule 433 under the Act. “Time of Sale Information” means the Preliminary Prospectus used most recently prior to the Time of Sale (as defined below), if any, together with the Issuer Free Writing Prospectuses, if any, identified in Schedule III to Annex I hereto, the final term sheet prepared and filed pursuant to Section 5(g) hereto, if any, and any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Information. “Time of Sale” shall mean the date and time that the applicable Pricing Agreement with respect to the Designated Securities is executed and delivered by the parties thereto. “Broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person. Any reference herein to any Preliminary Prospectus, the Time of Sale Information or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus, the Time of Sale Information or the Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Time of Sale Information or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, the Time of Sale Information or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”) and incorporated by reference therein; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed, or transmitted for filing, with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing or mailing;

(c)    The documents incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus or the Time of Sale Information as amended or supplemented relating to such Securities;

(d)    The Registration Statement, the Time of Sale Information and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder and (1) as of the effective date of the Registration Statement and any amendments thereto, the Registration Statement did not, (2) as of the Time of Sale and the Time of Delivery, respectively, the Time of Sale Information does not and will not, (3) as of the Time of Sale and the Time of Delivery, the Prospectus and any supplement thereto do not and will not and (4) each broadly available road show, if any, when considered together with the Time of Sale Information, does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Time of Sale Information or the Prospectus as amended or supplemented relating to such Securities or to that part of the Registration Statement that constitutes Form T-1 under the Trust Indenture Act;

(e)    Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or contemplated in the Time of Sale Information; and, since the respective dates as of which information is given in the Time of Sale Information, there has not been any material decrease in the capital stock or material increase in the long term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Time of Sale Information or as disclosed in writing to the Representatives prior to the execution and delivery of the Pricing Agreement;

(f)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus;

(g)    The Company has an authorized capitalization as set forth in the Time of Sale Information and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(h)    The Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, issued and delivered by the Company and, when authenticated and delivered by the Trustee in accordance with the terms of the Indenture, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998; the Indenture has been duly authorized and, at the Time of Delivery (as defined in Section 4 hereof), the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture conform to the descriptions thereof in the Time of Sale Information and the Prospectus;

(i)    The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and the Underwriting Agreement, including any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the By-Laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the

Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement, including any Pricing Agreement, or the Indenture except such as may be required by the securities laws of foreign jurisdictions, and except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(j)    Other than as set forth or contemplated in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries (a “Material Adverse Effect”); and, to the best of the Company’s knowledge, no such proceedings have been threatened by governmental authorities or others;

(k)    At the time the Company or any person acting on its behalf (within the meaning, for this Clause only, of Rule 163(c) under the Act) made any offer relating to the Designated Securities in reliance on the exemption in Rule 163, and at the Time of Sale, the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Act. The Company agrees, to the extent applicable, to pay the fees required by the Commission relating to the Designated Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(l)    (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Designated Securities and (ii) as of the Time of Sale (with such date being used as the determination date for purposes of this Clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer;

(m)     Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 5(g) hereto does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any Preliminary Prospectus or Prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein;

(n)    (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y)

have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants and (ii) the Company and its subsidiaries are not aware of any costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of Clauses (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses certificates or other authorizations or approvals, or cost or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(o)    The Company is not and, immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be an required to register as “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”);

(p)    The Company maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) which are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. The Company’s management (with the participation of its principal executive officer and the principal financial officer) has evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s [most recent Annual Report on Form 10-K as well as the period or periods covered by any subsequent Quarterly Reports on Form 10-Q], and its principal executive officer and principal financial officer have concluded that such disclosure controls and procedures were effective as of the end of the periods covered by such reports to provide reasonable assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission;

(q)    The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. The Company’s management has evaluated the effectiveness of the Company’s internal control over financial reporting as of the end of the period covered by the Company’s [most recent Annual Report on Form 10-K, as well as the period or periods covered by any subsequent Quarterly Reports on Form 10-Q], and have concluded that except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there were, as of the end of the periods covered by such reports, no material weaknesses in the Company’s internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information;

(r)    There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications; and

(s)    Neither the Company nor any of its subsidiaries is included on the list of Specially Designated Nationals and Blocked Persons List maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or is located, organized or resident in a country or territory that is the subject of comprehensive territorial sanctions (currently, Crimea, Cuba, Iran, North Korea, and Syria). The Company and its subsidiaries are in compliance in all material respects with all applicable anti-corruption laws and all applicable sanctions and embargos issued or administered by any authority in the United Nations, the European Union, Switzerland (e.g. the State Secretariat for Economic Affairs of Switzerland and/or the Directorate of Public International Law) or the United States of America (e.g. OFAC).

3.    Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Time of Sale Information and the Prospectus as amended or supplemented.

4.    Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Designated Securities.

5.    The Company agrees with each of the Underwriters of any Designated Securities:

(a)    To make no further amendment or any supplement of the Registration Statement, the Time of Sale Information or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Time of Sale Information or the Prospectus or any amendments thereof has been filed, or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Time of Sale Information, the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)    To furnish the Underwriters with copies of the Time of Sale Information, the Prospectus and each Issuer Free Writing Prospectus, as amended or supplemented, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172) and if at such time any event shall have occurred as a result of which the Time of Sale Information or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Time of Sale Information or Prospectus, as the case may be, is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Time of Sale Information or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Time of Sale Information or the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amendment or supplement to the Time of Sale Information or the Prospectus, as the case may be, which will correct such statement or omission or effect such compliance;

(d)    To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Pricing Agreement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

(e)    During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(f)    Unless it has or shall have obtained the prior written consent of the Representatives, it has not made and will not make; and unless it has or shall have obtained the prior written consent of the Company, each Underwriter, severally and not jointly, agrees with the Company that it has not made and will not make, any offer relating to the Designated Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(g) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Annex II hereto. Any such free writing prospectus consented to by the Representatives and the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping; and

(g)    To prepare a final term sheet, containing solely a description of final terms of the Designated Securities and the offering thereof, in the form approved by the Representatives and attached as Schedule II to Annex I hereto and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

6.    The Company covenants and agrees with the Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Time of Sale Information, the Prospectus, each Issuer Free Writing Prospectus, any broadly available road show and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing any Agreement among Underwriters, this Underwriting Agreement Standard Provisions, any Pricing Agreement, any Indenture, any Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the reasonable fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) all the Company’s costs and expenses relating to investor roadshow and similar presentations; and (ix) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses on a pro rata basis as among the Underwriters (based on the principal amount of Designated Securities each such Underwriter agreed to purchase pursuant to the Pricing Agreement), including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7.    The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct in all material respects, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)    No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)    Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided that in rendering such opinion, counsel for the Underwriters may rely as to all matters governed by Missouri law on the opinion of counsel for the Company, referred to in (c) below;

(c)    Counsel for the Company, which may be the General Counsel, any Assistant or Associate General Counsel, or Vice President and Assistant Secretary of the Company, shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus;

(ii)    Other than as set forth or contemplated in the Time of Sale Information and the Prospectus, to my knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries; and, to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(iii)    The Underwriting Agreement, including the Pricing Agreement with respect to the Designated Securities, has been duly authorized, executed and delivered by the Company;

(iv)    Assuming the Designated Securities have been authenticated by the Trustee in accordance with the terms of the Indenture, the Designated Securities have been duly authorized, executed, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Time of Sale Information and the Prospectus;

(v)    The Indenture has been duly authorized, executed and delivered by the parties thereto and, with respect to the Company, constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

(vi)    The issue and sale of the Designated Securities by the Company and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, and the Underwriting Agreement with respect to the Designated Securities and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the By-Laws, as amended, of the Company or any material statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

(vii)    No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement or the Indenture, except (a) such as have been obtained under the Act and the Trust Indenture Act and (b) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(viii)

The documents incorporated by reference in the Registration Statements, the Time of Sale Information and the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using eXtensible Business Reporting Language (“XBRL”), as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel believes that each of such documents (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using XBRL), as to which such counsel need express no belief), when it became effective or was so filed, as the case may be, did not contain, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

(ix)    The Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using XBRL, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel believes that (A) as of the effective date of the Registration Statement, the Registration Statement and the prospectus included therein (and, as of its date, any further amendment or supplement thereto made by the Company prior to the Time of Delivery) (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using XBRL, as to which such counsel need express no belief) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the Registration Statement and the Prospectus (and any such further amendment or supplement thereto) (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using XBRL, as to which such counsel need express no belief), at the Time of Sale, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (C) the Time of Sale Information (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using XBRL, as to which such counsel need express no belief), at the Time of Sale or as amended or supplemented, if applicable, as of the Time of Delivery, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (D), as of the Time of Delivery, the Prospectus (and any such further amendment or supplement thereto) (other than the financial statements and related schedules therein, including, without limitation, financial information provided in an interactive data format using XBRL, as to which such counsel need express no belief) does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Time of Sale Information or the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Time of Sale Information or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and

(x)    The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statements, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act;

(d)    The Representatives shall have received at the Time of Sale and at the Time of Delivery for such Designated Securities a letter dated the date of the Time of Sale or the Time of Delivery, as the case may be, in form and substance satisfactory to the Representatives, from the Company’s independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to the Company contained in the Registration Statement, the Time of Sale Information and the Prospectus;

(e)    (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information and the Prospectus, and (ii) since the respective dates as of which information is given in the Time of Sale Information and the Prospectus there shall not have been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Time of Sale Information and the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(f)    Subsequent to the date of the Pricing Agreement relating to the Designated Securities, no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act;

(g)    Subsequent to the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date of such Pricing Agreement, of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

(h)    The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

8.    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

(b)    Each Underwriter severally will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

(c)     Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection or to the extent that it is not materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d)    If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e)     The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in the Underwriting Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b)     If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)     If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in the Underwriting Agreement or made by or on behalf of them, respectively, pursuant to the Underwriting Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out of pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by facsimile or registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by facsimile or registered mail to the address of the Company set forth in the Basic Prospectus: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address as specified by such Underwriter to the Representatives, which address will be supplied to the Company by the Representatives upon request.

13. The Underwriting Agreement, including this Underwriting Agreement Standard Provisions and each Pricing Agreement, shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Underwriting Agreement Standard Provisions or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of each Pricing Agreement.

15. This Underwriting Agreement Standard Provisions and each Pricing Agreement shall be construed in accordance with the laws of the State of New York.

16. Each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall, together with this Underwriting Agreement Standard Provisions, constitute one and the same instrument.

17. The Company hereby acknowledges that (a) the purchase and sale of the Designated Securities pursuant to any Pricing Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

18. Recognition of the U.S. Special Resolution Regimes.

(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such party of this Agreement and any interest and obligation in or under this Agreement will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Underwriter that is a Covered Entity or any BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in Section 18:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. 1841(k);

“Covered Entity” means any of the following:

(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)     a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b);

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1 as applicable;

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

ANNEX I

Pricing Agreement

[Date]

Ladies and Gentlemen:

Emerson Electric Co., a Missouri corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions, dated [Date] (the “Standard Provisions”), a copy of which is attached hereto, to issue and sell to the firms named in Schedule I hereto, the principal amount of the Securities set forth in such Schedule (the “Designated Securities”). Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein. Unless otherwise noted, capitalized terms used herein have the meaning assigned to such terms in the Standard Provisions. [For the avoidance of doubt, the term “Designated Securities” shall mean [insert multiple tranches of Notes, if used].]

Each reference to the Underwriters herein and in the provisions of the Standard Provisions shall be deemed to refer to the firms named in Schedule I hereto. Each reference to the Representatives herein and in the provisions of the Standard Provisions shall be deemed to refer to                     , whose authority hereunder and thereunder may be exercised by them jointly or by                     .

[Subject to the terms and conditions set forth herein (including the Schedules hereto) and in the Standard Provisions incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree to purchase from the Company at the purchase price of     % of the entire aggregate principal amount of the Designated Securities set forth in Schedule II hereto.] [The Underwriters have agreed to reimburse the Company for certain fees and expenses incurred in connection with the offering of the Notes.]

[The Underwriters will offer the Designated Securities from time to time for sale in negotiated transactions, or otherwise, at varying prices to be determined at the time of each sale.]

The Designated Securities will be issued pursuant to the Indenture dated as of December 10, 1998 between the Company and Wells Fargo Bank, National Association (the “Trustee”), as successor to The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), and will be in the form of one or more Global Notes to be issued and delivered through the facilities of The Depository Trust Company (“DTC”), in accordance with the DTC’s procedures.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement Standard Provisions incorporated herein by reference, shall constitute a binding agreement among the Underwriters and the Company.

Very truly yours,

Emerson Electric Co.

By

Acceptance as of the date hereof:

on behalf of themselves and the other Underwriters

By

Schedule I to Pricing Agreement

Underwriters	Principal Amount of Designated Securities to be Purchased
$

TOTAL	$

Schedule II to Pricing Agreement

Final Term Sheet

[Emerson Logo]

[Amount and title of security]

Issuer:

Principal Amount:

Title of Securities:

Trade Date:

Original Issue Date (Settlement Date):

Maturity Date:

Benchmark Treasury:

Benchmark Treasury Yield:

Spread to Benchmark Treasury:

Interest Rate:

Yield to Maturity:

Public Offering Price:

Gross Proceeds to Issuer:

Interest Payment Dates:

Redemption Provision:

Joint Book-Running Managers:

Co-Managers:

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling [                    ] toll free at [                    ].

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Schedule III to Pricing Agreement

List of Issuer Free Writing Prospectuses: